Exhibit 10.9

EXECUTION COPY
WAIVER AND SECOND AMENDMENT
TO
CREDIT AGREEMENT
          THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is being executed and delivered as of March 12, 2007 by and among CBIZ, Inc., a Delaware corporation (the “Company”), the “Guarantors” as defined in the Credit Agreement, the several financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below, and section references used herein, shall, unless otherwise specified, refer to sections of such Credit Agreement as defined below.
W I T N E S S E T H:
          WHEREAS, the Company, the Lenders and the Agent have entered into that certain Credit Agreement dated as of February 13, 2006 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to or for the benefit of the Company;
          WHEREAS, in connection with the Credit Agreement, the Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Guarantors have guaranteed the Company’s obligations under the Credit Agreement;
          WHEREAS, pursuant to Section 8.08 of the Credit Agreement, the Company is not permitted to incur or permit any Subsidiary to incur any Contingent Obligations, unless expressly permitted by one or more of clauses (a) through (h) of such section;
          WHEREAS, clause (g) of Section 8.08 permits Contingent Obligations incurred by the Company in connection with a Permitted Acquisition if the aggregate maximum amount of such Contingent Obligations (other than that incurred in connection with the Acquisition of any Excluded Subsidiary) does not exceed at any time an amount equal to the lesser of 10% of the total assets of the Company and its Subsidiaries on a consolidated basis or 50% of the Tangible Net Worth;
          WHEREAS, the Company has notified the Agent and the Lenders that it has incurred, as of December 31, 2006, Contingent Obligations in connection with Permitted Acquisitions in excess of 50% of Tangible Net Worth, and that such incurrence caused the

Company to fail to comply with Section 8.08 as of such date resulting in an Event of Default under Section 9.01(c) (the “Contingent Obligations Default”); and
          WHEREAS, the Company has requested that the Majority Lenders, and subject to the terms and conditions set forth herein, the Majority Lenders have agreed to, waive the Contingent Obligations Default and amend the Credit Agreement in certain respects as hereinafter set forth.
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Guarantors, the Majority Lenders and the Agent, such parties hereby agree as follows:
          1. Amendment. Subject to the satisfaction of the condition set forth in Paragraph 3 of this Agreement, Section 8.08(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(g) Contingent Obligations incurred by the Company in connection with a Permitted Acquisition; provided that the aggregate maximum amount of such Contingent Obligations (other than Contingent Obligations incurred in connection with the Acquisition of any Excluded Subsidiary) does not exceed at any time an amount equal to 10% of the total assets of the Company and its Subsidiaries on a consolidated basis; and”
          2. Waiver. Subject to the satisfaction of the condition set forth in Paragraph 3 of this Agreement, the Majority Lenders hereby waive the Contingent Obligations Default.
          3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 and Paragraph 2 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the receipt by the Agent of an executed counterpart of this Agreement executed and delivered by duly authorized officers of the Company and the Majority Lenders.
          3. Representations and Warranties.
     (a) The Company hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.
     (b) The Company hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any Governmental Authority, or of any other third party under the terms of any contract or agreement to which the Company or any of the Company’s Subsidiaries is bound.

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     (c) The Company hereby represents and warrants that, upon giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Company contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Company’s execution and delivery of this Agreement in all material respects as though made on and as of such date.
     (d) The Company hereby represents and warrants that there has occurred since December 31, 2005, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.
     (e) The Company hereby represents and warrants that there are no actions, suits, investigations, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which purport to affect or pertain to this Agreement, the Credit Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby, or which could reasonably be expected to have a Material Adverse Effect
          4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Company and each Guarantor hereby (a) ratify and reaffirm all of their payment and performance obligations, contingent or otherwise, under each Loan Document to which they are a party, (b) agree and acknowledge that such ratification and reaffirmation are not a condition to the continued effectiveness of such Loan Documents, and (c) agree that neither such ratification and reaffirmation, nor the Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or such Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly waived in Paragraph 2 hereof, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.
          5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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          6. Agent’s Expenses. The Company hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.
          7. Counterparts. This Agreement may be executed in counterparts and all of which together shall constitute one and the same agreement among the parties.
* * * *

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CBIZ, INC.
By
Name:
Title:

Signature Page to
Waiver and Second Amendment to
Credit Agreement

THE GUARANTORS:	ANDERSON HUNT, LLC BENMARK, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF ATLANTA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF MARYLAND, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF BOCA RATON, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF CHICAGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF COLORADO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF COLUMBIA, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF KANSAS CITY, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF NEW YORK, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF OHIO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF NORTHERN CALIFORNIA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ORANGE COUNTY, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF PHOENIX, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SAN DIEGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTH FLORIDA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF TOPEKA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF WICHITA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF WISCONSIN, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ST. LOUIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF UTAH, LLC
CBIZ ACCOUNTING, TAX & ADVISORY, LLC
CBIZ BEATTY SATCHELL, LLC
CBIZ BENEFITS & INSURANCE SERVICES, INC.
CBIZ BVKT, LLC
CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC
Signature Page to
Waiver and Second Amendment to
Credit Agreement

CBIZ HARBORVIEW, LLC
CBIZ INSURANCE SERVICES, INC.
CBIZ KA CONSULTING SERVICES, LLC
CBIZ KESSLER GOVERNMENT RELATIONS, LLC
CBIZ M & S CONSULTING SERVICES, LLC
CBIZ M.T. DONAHOE & ASSOCIATES, LLC
CBIZ MEDICAL MANAGEMENT PROFESSIONALS, INC.
CBIZ MMP OF TEXAS, LLC
CBIZ NETWORK SOLUTIONS, LLC
CBIZ NETWORK SOLUTIONS CANADA, INC.
CBIZ OPERATIONS, INC.
CBIZ PHILIP-RAE, LLC
CBIZ PROPERTY TAX SOLUTIONS, LLC
CBIZ RETIREMENT CONSULTING, INC.
CBIZ SK&B, LLC
CBIZ SOUTHERN CALIFORNIA, LLC
CBIZ SPECIAL RISK INSURANCE SERVICES, INC.
CBIZ TAX AND ADVISORY OF NEBRASKA INC.
CBIZ TECHNOLOGIES, LLC
CBIZ VALUATION GROUP, LLC
CBIZ VINE STREET HOLDING CORP.
CBIZ WEST, INC.
CBIZ WESTERN KANSAS, INC.
CBIZ WORKSITE SERVICES, INC.
DP & CO. BUSINESS SERVICES, INC.
G&C BUSINESS SERVICES, INC.
GOVERNMENT EMPLOYEE BENEFITS CORPORATION OF GEORGIA
MHM RESOURCES, INC.
MHM RETIREMENT PLAN SOLUTIONS, LLC
MEDICAL MANAGEMENT SYSTEMS, INC.
ONECBIZ, INC.
TRILINC CONSULTING, INC.
TRIMED INDIANA, LLC
VARNEY BUSINESS SERVICES, INC.

By:
Name:	Kelly J. Kuna
Title:	Treasurer

Signature Page to
Waiver and Second Amendment to
Credit Agreement

BANK OF AMERICA, N.A., as Agent

By
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By
Name:
Title:
Signature Page to
Waiver and Second Amendment to
Credit Agreement

FIFTH THIRD BANK, as a Lender
By
Name:
Title:
Signature Page to
Waiver and Second Amendment to
Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By
Name:
Title:

Signature Page to
Waiver and Second Amendment to
Credit Agreement

HUNTINGTON NATIONAL BANK, as a Lender
By
Name:
Title:

Signature Page to
Waiver and Second Amendment to
Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By
Name:
Title:

Signature Page to
Waiver and Second Amendment to
Credit Agreement